Property and Equipment Balances (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Computer and other equipment	$ 248,592	$ 230,773
Buildings and improvements	230,797	227,881
Furniture and other equipment	127,425	125,627
Land	16,794	16,729
Other	130	16,461
Total property and equipment	623,738	617,471
Less accumulated depreciation and amortization	357,130	317,369
Property and equipment, net	$ 266,608	$ 300,102